UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 23, 2009
Date of Report (Date of earliest event reported)
Medicis Pharmaceutical Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-14471	52-1574808
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7720 North Dobson Road
Scottsdale, Arizona 85256
(Address of principal executive offices) (Zip Code)
(602) 808-8800
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURES

Item 8.01 Other Events.
     The Company Receives a Paragraph IV Patent Certification from Lupin Ltd.
     On December 23, 2009, Medicis Pharmaceutical Corporation (the “Company”) received a Paragraph IV Patent Certification from Lupin Ltd. (“Lupin”), advising that Lupin has filed a supplement or amendment to its earlier filed Abbreviated New Drug Application (“ANDA”) assigned ANDA number 91-424 (“ANDA Supplement/Amendment”) with the U.S. Food and Drug Administration (“FDA”) for generic SOLODYN® in its form of 115mg strength. Lupin has not advised the Company as to the timing or status of the FDA’s review of its filing, or whether Lupin has complied with FDA requirements for proving bioequivalence. Lupin’s Paragraph IV Certification alleges that the Company’s U.S. Patent No. 5,908,838 (the “‘838 Patent”) is invalid and/or will not be infringed by Lupin’s manufacture, use, sale and/or importation of the products for which the ANDA Supplement/Amendment was submitted. The expiration date for the ‘838 Patent is in 2018. The Company is evaluating the details of Lupin’s certification letter and considering its options. Lupin’s submission amends an ANDA already subject to a 30-month stay. As such, the Company believes that the amendment cannot be approved by the FDA until after the expiration of the 30-month period or a court decision that the patent is invalid or not infringed.
     The Company Amends its Complaint against Lupin Ltd.
     On December 28, 2009, the Company amended its complaint against Lupin in the United States District Court for the District of Maryland seeking an adjudication that Lupin has infringed one or more claims of the ‘838 Patent by submitting its supplement or amendment to its earlier filed ANDA assigned ANDA number 91-424 for generic SOLODYN® in its form of 65mg strength.
     The Company Files Suit against Barr Laboratories, Inc. and Teva Pharmaceuticals USA Inc.
     On December 28, 2009, the Company filed suit against Barr Laboratories, Inc. (“Barr”) and its parent company, Teva Pharmaceuticals USA Inc. (together, “Barr/Teva”), in the United States District Court for the District of Maryland seeking an adjudication that Barr/Teva has infringed one or more claims of the ‘838 Patent by submitting to the FDA a supplement to its earlier ANDA number 65-485 seeking marketing approval for generic SOLODYN® in its forms of 65mg and 115mg strengths. The relief requested by the Company includes a request for a permanent injunction preventing Barr/Teva from infringing the ‘838 Patent by selling generic versions of SOLODYN® in its forms of 65mg and 115mg strengths. As a result of the filing of the suit, the Company believes that the supplement to the ANDA cannot be approved by the FDA until after the expiration of a 30-month stay period or a court decision that the patent is invalid or not infringed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2009	By:	/s/ Jason D. Hanson
Jason D. Hanson
Executive Vice President, General Counsel and Corporate Secretary